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                                                                    Exhibit 10.9

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE FEDERAL SECURITIES ACT OF 1933, AS AMENDED ("ACT"), OR UNDER ANY APPLICABLE STATE SECURITIES LAWS, AND THEY CANNOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE HYPOTHECATED EXCEPT IN ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF THE ACT AND SUCH STATE LAWS OR UPON DELIVERY TO THE COMPANY OF AN OPINION OF LEGAL COUNSEL SATISFACTORY TO THE COMPANY THAT AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

                        Warrant to Purchase Common Stock
                                       of
                              CHENIERE ENERGY, INC.

     This Warrant (this "Warrant") to Purchase Common Stock (as defined below) is issued March 1, 2003, by Cheniere Energy, Inc., a Delaware corporation (the "Company"), to Contango Sundance, Inc. (the "Holder").

     1. Issuance of Warrant; Term. The Company hereby grants to Holder, subject to the provisions hereinafter set forth, the right to purchase three hundred thousand (300,000) shares of common stock, $.003 par value per share, of the Company (the "Common Stock"). The shares of Common Stock issuable upon exercise of this Warrant are hereinafter referred to as the "Shares." This Warrant shall be exercisable at any time before 5:00 p.m. (Houston, Texas time) on February 28, 2013 (the "Exercise Period").

     2. Exercise Price. This exercise price per share for which all or any of the Shares may be purchased pursuant to the terms of this Warrant shall be $2.50 (the "Exercise Price").

     3.   Exercise.

               (a) This Warrant may be exercised by Holder, from time to time, in whole or in part, at any time prior to the expiration of the Exercise Period, upon Holder's delivery of (i) written notice of intent to the Company at the address of the Company set forth below its signature or such other address as the Company shall designate in writing to Holder, (ii) this Warrant and (iii) payment (in the manner described in Section 3(b) below) for the aggregate Exercise Price of the Shares so purchased. Upon exercise of this Warrant as aforesaid, the Company shall as promptly as practicable, but in no event later than 15 days after delivery of the notice, Warrant and Exercise Price execute and deliver, or cause to be delivered, to Holder a certificate or certificates for the total number of whole Shares for which this Warrant is being exercised in such names and denominations as are requested by Holder. If this Warrant shall be exercised with respect to less than all of the Shares, Holder shall be entitled to receive a new Warrant covering the number of Shares in respect of which this Warrant shall not have been exercised, which new Warrant shall in all other respects be identical to this Warrant.

               (b) Payment for the Shares to be purchased upon exercise of this Warrant may be made by the delivery of a certified or cashier's check payable to the Company for the aggregate Exercise Price of the Shares to be purchased.

     4.   Representations and Warranties of the Company.

               (a) Due Incorporation and Good Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of

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Delaware, with full and adequate power to carry on and conduct its business as presently conducted, and is duly licensed or qualified in all foreign jurisdictions wherein the failure to be so qualified or licensed would reasonably be expected to have a material adverse effect on the business of the Company.

               (b) Due Authorization. The Company has full right, power and authority to enter into, execute and deliver this Warrant and to perform all of its duties and obligations under this Warrant. The execution and delivery of this Warrant will not, nor will the observance or performance of any of the matters and things herein set forth, violate or contravene any provision of the law or the Company's bylaws or certificate of incorporation. All necessary and appropriate corporate action on the part of the Company has been taken to authorize the execution and delivery of this Warrant.

               (c) Enforceability. This Warrant has been validly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable against it in accordance with its respective terms, subject to applicable bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors' right and to the availability of the remedy of specific performance.

               (d) Absence of Conflicts. The execution, delivery and performance by the Company of this Warrant, and the transactions contemplated hereby, do not constitute a breach or default, or require consents under, any agreement, permit, contract or other instrument to which the Company is a party, or by which the Company is bound, or to which any Company assets are subject, or any judgment, order, writ, decree, authorization or license to which the Company, or the assets of the Company are bound or subject to, or any rule, regulations or statues and will not result in the creation of any lien upon any of the assets of the Company.

               (e) Issuance Upon Exercise. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the exercise of this Warrant, such number of its shares of Common Stock as shall from time to time be sufficient to effect the exercise of this Warrant, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the exercise of the entire Warrant, in addition to such other remedies as shall be available to the holder of this Warrant, the Company will use commercially reasonable efforts to take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose. Upon exercise of this Warrant in accordance with the terms hereof, the Shares shall be validly issued, fully paid and nonassessable.

     5.   Covenants and Conditions.

               (a) Neither this Warrant nor the Shares have been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws ("Blue Sky Laws"). This Warrant and the Shares have been acquired by the Holder for investment purposes and not with a view to distribution or resale, and the Shares may not be made subject to a security interest, pledged, hypothecated, sold or otherwise transferred without an effective registration statement therefor under the Act and such applicable Blue Sky Laws or an opinion of counsel (which opinion and counsel rendering same shall be reasonably acceptable to the Company) that registration is not required under the Act and under any applicable Blue Sky Laws. The certificates representing the Shares shall bear substantially the following legend:

     THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT'), OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAWS, BUT HAVE BEEN ACQUIRED FOR THE PRIVATE INVESTMENT OF THE HOLDER HEREOF AND MAY NOT BE OFFERED, SOLD OR TRANSFERRED UNTIL (I) A REGISTRATION STATEMENT UNDER THE ACT OR SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (II) IN THE OPINION OF COUNSEL (WHICH OPINION AND COUNSEL SHALL BE REASONABLY SATISFACTORY TO THE COMPANY) REGISTRATION UNDER THE LAW OR SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED OFFER, SALE OR TRANSFER.

     Other legends as required by applicable federal and state laws may be placed on such certificates. Holder and the Company agree to execute such documents and instruments as counsel for the Company reasonably deems necessary to effect compliance of the issuance of this Warrant and any Shares issued upon exercise hereof with applicable federal and state securities laws.

     6. Warrantholder not Stockholder. This Warrant does not confer upon Holder any voting rights or other rights as a stockholder of the Company.

     7.   Certain Adjustments.

     7.1 Capital Reorganizations, Mergers, Consolidations or Sales of Assets. If at any time there shall be a capital reorganization (other than a combination or subdivision of Common Stock otherwise provided for herein), a share exchange (subject to and duly approved by the stockholders of the Company) or a merger or consolidation of the Company with or into another corporation, or the sale of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, share exchange, merger, consolidation or sale, lawful provision shall be made so that Holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified in this Warrant and upon payment of the Exercise Price, the number of shares of stock or other securities or property of the Company or the successor corporation resulting from such reorganization, share, exchange, merger, consolidation or sale, to which Holder would have been entitled under the provisions of the agreement in such reorganization, share exchange, merger, consolidation or sale if this Warrant had been exercised immediately before that reorganization, share exchange, merger, consolidation or sale. In any such case, appropriate adjustment (as determined in good faith by the Board) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of Holder after the reorganization, share exchange, merger, consolidation or sale to the end that the provisions of this Warrant (including adjustment of the Exercise Price then in effect and the number of the Shares) shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

     7.2 Splits and Subdivisions. If the Company at any time or from time to time fixes a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of the holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as the "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or Common Stock Equivalents, then, as of such record date (or the date of such distribution, split or subdivision if no record date is fixed), the Exercise Price shall (i) in the case of a split or subdivision, be appropriately decreased and the number of the Shares shall be appropriately increased in proportion to such increase of outstanding shares and (ii) in the case of a dividend or other distribution, the holder of the Warrant shall have the right to acquire without additional consideration, upon exercise of the Warrant, such property or cash as would have been distributed in respect of the shares of Common Stock for which the Warrant was exercisable had such shares of Common Stock been outstanding on the date of such distribution.

     7.3 Combination of Shares. If the number of shares of Common Stock outstanding at any time after the date hereof is decreased by a combination or reverse stock split of the outstanding shares of Common Stock, the Exercise Price shall be appropriately increased and the number of the Shares shall be appropriately decreased in proportion to such decrease in outstanding shares.

     7.4 Adjustments for Other Distributions. In the event the Company shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by the Company or other persons, assets (excluding cash dividends) or options or rights not referred to in Section 7.2, upon exercise of this Warrant, Holder shall be entitled to a proportionate share of any such distribution as though Holder was the holder of the number of shares of Common Stock of the Company into which this Warrant may be exercised as of the record date fixed for the determination of the holders of Common Stock of the Company entitled to receive such distribution.

     7.5 Certificate as to Adjustments. In the case of each adjustment or readjustment of the Exercise Price pursuant to this Article 7, the Company will promptly compute such adjustment or readjustment in accordance with the terms hereof and cause a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based to be delivered to Holder. The Company will, upon the written request at any time of Holder, furnish or cause to be furnished to Holder a certificate setting forth:

               (a)  Such adjustment and readjustments;

               (b)  The Exercise Price at the time in effect; and

               (c) The number of Shares and the amount, if any, of other property at the time receivable upon the exercise of the Warrant.

     7.6  Notices of Record Date, etc.  In the event of:

               (a) Any taking by the Company of a record of the holders of any class of securities of the Company for the purpose of determining the holders thereof who are entitled to receive any dividends or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right; or

               (b) Any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all of the assets of the Company to any other person or any consolidation, share exchange or merger involving the Company; or

               (c) Any voluntary or involuntary dissolution, liquidation or winding up of the Company,

     The Company will mail to Holder at least 20 days prior to the earliest date specified in this Section 7.6, a notice specifying:

               (i) The date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right; and

               (ii) The date on which any such reorganization, reclassification, transfer, consolidation, share exchange, merger, dissolution, liquidation or winding up is expected to become effective and the record date for determining stockholders entitled to vote thereon.

     8.   Registration Rights.

     8.1 Right to Include Registrable Securities (Piggyback Registration). Except as set forth below, if the Company at any time proposes or is required to file a Registration Statement under the Act covering any of its securities, whether or not for its own account, other than (i) a registration on Form S-4, Form S-8, or any successor or similar forms, or (ii) a shelf registration under Rule 415 under the Act for the sole purpose of registering shares to be issued in connection with the acquisition of assets, whether or not for sale for its own account, it will each such time give prompt written notice to the Holder of its intention to do so and of the Holder's rights under this Section 8.1. Upon the written request of the Holder made within 30 days after the receipt of any such notice (which request shall specify the Shares intended to be disposed of by the Holder and the intended method of disposition thereof), the Company will use its best efforts to effect the registration under the Act of all Shares which the Company has been so requested to register by the Holder, to the extent required to permit the disposition in accordance with the intended methods of disposition, by inclusion of such Shares in the Registration Statement which covers the securities that the Company proposes to register ("Piggyback Right"); provided, that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the Registration Statement filed in connection with such registration, the Company shall determine for any reason either not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to the Holder and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Shares in connection with such registration (but not from its obligation to pay the registration expenses in connection therewith), without prejudice and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Shares, for the same period as the delay in registering such other securities. There is no limitation on the number of such piggyback registrations pursuant to this Section 8 which the Company is obligated to effect.

               (a) Priority in Piggyback Registrations. If (i) a registration pursuant to Section 8.1 involves an underwritten offering of the securities being registered, whether or not for sale for the account of the Company, to be distributed by or through one or more underwriters under underwriting terms appropriate for such a transaction, and (ii) the managing underwriter of such underwritten offering shall inform the Company and the Holder by letter that marketing factors require a limitation of the number of securities (including the Shares) to be underwritten (such writing to state the basis of such belief and the approximate number of such securities which may be distributed without such effect), then the underwriter(s) may exclude shares (including the Shares) from the registration and the underwriting, and the number of shares that may be included in the registration and the underwriting shall be allocated as follows:
(1) if the Company initiates the registration, first, to the Company and second, to the Holder or any other person or entity exercising piggyback registration rights on a pro rata basis based on the total number of Shares or shares of Common Stock then held by such Holder or other person or entity; or (2) if a person or entity (including the Holder) is exercising demand registration rights, first, to such person or entity or Holder exercising such demand registration rights, second, to the Company, and third, to the Holder or any other person or entity exercising piggyback registration rights on a pro rata basis based on the total number of Common Stock or Shares then held by the Holder or such other person or entity. In the event that the underwriters determine that the total amount of securities requested to be included in the Offering exceeds the amount that the underwriters determine is compatible with the success of the Offering, then the Company shall provide written notice of such determination to the Holder.

               (b) Holder's Right to Withdraw. The Holder shall have the right to withdraw its request for inclusion of its Shares in any registration statement pursuant to Section 7.1 by giving written notice to the Company of its request to withdraw; provided, however, that (i) such request must be made in writing prior to the earlier of the execution of the custody agreement with respect to such registration and (ii) such withdrawal shall be irrevocable and, after making such withdrawal, the Holder shall no longer have any right to include Shares in the registration as to which such withdrawal was made.

     8.2 Demand Registration. Except as provided in Section 8.2(d) below, the Holder shall be entitled to one Demand Registration Request (as defined herein). Subject to this Section 8.2, the Holder shall have the right to require the Company to file a registration statement under the Act covering the Shares by delivering a written request therefor to the Company specifying the Shares to be included in such registration by the Holder and the intended method of distribution thereof. Any such request pursuant to this Section 8.2 is referred to herein as a "Demand Registration Request" and the registration so requested is referred to herein as the "Demand Registration."

               (a) Registration. The Company shall, as expeditiously as possible following the Demand Registration Request, use best efforts to effect such registration under the Act (including, without limitation, by means of a shelf registration pursuant to Rule 415 under the Act if so requested and if the Company is then eligible to use such a registration) of the Shares which the Company has been so requested to register, for distribution in accordance with such intended method of distribution.

               (b) Limitations on Requested Registration. The rights of the Holder to request a Demand Registration pursuant to this Section 8.2 are subject to the following limitations: (1) except as provided in Section 8.2(d), in no event shall the Holder be entitled to more than one Demand Registration Requests and (2) Holder shall have no rights under this Section 8.2 if the Holder has participated in a Demand Registration in a 90-day period preceding the request.

               (c) Company Registration. During the period starting with the date of filing of, and ending on a date 180 days after the effective date of, a registration subject to Section 8.1 hereof, the Company shall not be obligated to effect, or take any action to effect, any registration pursuant to this Section 8.2; provided that the Company is actively employing good faith and commercially best efforts to cause such registration statement to become effective. In the event that the Company determines not to pursue a registration or to withdraw a registration that has been filed, notice of such action will be provided promptly by the Company to the Holder.

               (d) Underwriting Requirements. If the Holder intends to distribute the Shares by means of an underwriting, it shall so advise the Company as a part of its request made pursuant to this Section 8.2. The underwriter will be selected by the Holder and shall be reasonably acceptable to the Company. All persons, including the Holder, proposing to distribute their Common Stock through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provisions of this Section 8.2, if the underwriter advises the Holder in writing that marketing factors require a limitation of the number of shares to be underwritten, then the number of Shares and other securities that may be included in the underwriting shall be allocated first, to the Holder, second, to the Company, and third, to any other person or entity of whose Common Stock the Company has agreed may be included in the offering or any other person exercising piggyback registration rights on a pro rata basis. In the event that notice is received from the underwriter that the number of shares to be underwritten should be limited, and as a result of such limitation Holder will continue to hold 200,000 or more Shares, then the offering shall not be deemed to be a Demand Registration Request.

     8.3 Expenses. All expenses incurred in connection with a Demand Registration pursuant to this Article 8, including without limitation all registration and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel for Holder (but excluding underwriters' discounts and commissions), shall be borne by the Company. The Holder shall bear such Holder's proportionate share (based on the total number of shares sold in such registration other than for the account of the Company) of all discounts, commissions or other amounts payable to underwriters or brokers in connection with such offering. Notwithstanding the foregoing, the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to this Article 8 if the registration request is subsequently withdrawn at the request of the Holder, unless the Holder agrees to forfeit its right to one Demand Registration; provided, further, however, that if at the time of such withdrawal, the Holder has learned of a material adverse change in the condition, business, or prospects of the Company not known to the Holder at the time of its request for such registration and has withdrawn its request for registration with reasonable promptness after learning of such material adverse change, then the Holder shall not be required to pay any such expenses and shall retain its rights pursuant to this Article 8.

     8.4 Obligations of the Company. Whenever required to effect the registration of any Shares under this Agreement, the Company shall, as expeditiously as reasonably possible:

               (a) prepare and file with the Securities and Exchange Commission ("SEC") a registration statement with respect to such Shares and use reasonable, diligent efforts to cause such registration statement to become effective, and, upon the request of the Holder registered thereunder, keep such registration statement effective for up to 90 days;

               (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement;

               (c) furnish to the Holder a copy of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as Holder may reasonably request in order to facilitate the disposition of the Shares owned by it that are included in such registration;

               (d) use reasonable, diligent efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holder, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

               (e) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. The Holder shall also enter into and perform its obligations under such an agreement;

               (f) notify the Holder at any time when a prospectus relating to the Shares is required to be delivered under the Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

               (g) furnish, at the request of Holder, on the date that Shares are delivered to the underwriters for sale, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective:

               (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to the Holder requesting registration, addressed to the underwriters, if any, and to the Holder; and

               (ii) a "comfort" letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to the Holder requesting registration, addressed to the underwriters, if any, and to the Holder.

     8.5 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Article 8 that the Holder shall furnish to the Company such information regarding itself, the Shares held by it, and the intended method of disposition of such securities as shall be required to timely effect the registration of the Shares.

     8.6 Indemnification. In the event any Shares are included in a registration statement under Sections 8.1 or 8.2:

               (a) To the extent permitted by law, the Company will indemnify and hold harmless the Holder, the shareholders, partners, members, officers and directors of the Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the Securities and Exchange Act of 1934, as amended (the "1934 Act") against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, "Violations" and, individually, a "Violation"):

               (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto;

               (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or

               (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any federal or state securities law or any rule or regulation promulgated under the Act, the 1934 Act or any federal or state securities law in connection with the offering covered by such registration statement; and

               (iv) the Company will reimburse Holder, shareholder, partner, member, Manager, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; provided however, that the indemnity agreement contained in this Section 8.6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, shareholder, partner, member, officer, director, underwriter or controlling person of Holder.

               (b) To the extent permitted by law, the Holder will indemnify and hold harmless (i) the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Act and (ii) any underwriter, against any losses, claims, damages or liabilities to which the Company or any such director, officer, controlling person or underwriter may become subject under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by Holder expressly for use in connection with such registration; and Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person or underwriter in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 8.6(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided further, that the total amounts payable in indemnity by a Holder under this Section 8.6(b) in respect of any Violation shall not exceed the net proceeds received by Holder in the registered offering out of which such Violation arises.

               (c)  Promptly after receipt by an indemnified party under this
Section 8.6 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 8.6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflict of interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 8.6, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 8.6.

               (d) Defect Eliminated in Final Prospectus. The foregoing indemnity agreements of the Company and Holder are subject to the condition that, insofar as they relate to any Violation made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement in question becomes effective or the amended prospectus filed with the SEC pursuant to SEC Rule 424(b) (the "Final Prospectus"), such indemnity agreement shall not inure to the benefit of any person if a copy of the Final Prospectus was furnished to the indemnified party and was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Act.

     8.7 Survival. The obligations of the Company and Holder under Section 8.6 shall survive the completion of any offering of Shares in a registration statement, and otherwise.

     8.8 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the SEC which may at any time permit the sale of the Shares to the public without registration, the Company agrees to:

               (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Act, at all times after the date hereof;

               (b) Use reasonable, diligent efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

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

               (c) So long as Holder owns the Warrant or any Shares, to furnish to the Holder upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144, and of the Act and the 1934 Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as the Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

     9. Fractional Shares. The Company shall not be required to issue a fractional share upon the exercise of this Warrant the aggregate number of shares issuable will be rounded up to the nearest full share.

     10. Split-Up, Combination, Exchange and Transfer of Warrants. Subject to and limited by the provisions of Section 5(a) hereof, this Warrant at the request of the Holder may be split up, combined or exchanged for another Warrant or Warrants containing the same terms and entitling the Holder to purchase a like aggregate number of Shares. If the Holder desires to split up, combine or exchange this Warrant, the Holder shall make such request in writing delivered to the Company and shall surrender to the Company this Warrant and any other Warrants to be so split up, combined or exchanged. Upon any such surrender for a split-up, combination or exchange, the Company shall execute and deliver to the person entitled thereto a Warrant or Warrants, as the case may be, as so requested. The Company shall not be required to effect any split-up, combination or exchange which will result in the issuance of a Warrant that would entitle the Warrantholder to purchase upon exercise a fraction of a share of Common Stock or a fractional Warrant. The Company may require such Holder to pay a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any split-up, combination or exchange of Warrants.

     11. Successors and Assigns. All the covenants and provisions of this Warrant shall bind and inure to the benefit of the Company's successors and assigns, and successors and permitted assigns of Holder.

     12. Governing Law. This Warrant shall be governed by and construed in accordance with the laws, and not the laws of conflicts, of the State of Delaware. The Holder hereby consents and agrees to submit to the jurisdiction in the United States of the District Court of the State of Texas located in Harris County or of the United States District Court for the Southern District of Texas for any action or proceeding brought by the Company arising under this Warrant and to the venue of such action or proceeding in such courts.


                                         CHENIERE ENERGY, INC.


                                         By: /s/ Charif Souki
                                            ------------------------------------
                                         Name:    Charif Souki
                                         Title:   Chairman

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